                                                                   Exhibit 10.17

                         NOTE SECURED BY DEED OF TRUST
                         -----------------------------

$450,000.00                                                     November 8, 2000
                                                       San Francisco, California


          THIS PROMISSORY NOTE ("Note") is executed by Charles Picasso, an individual ("Borrower"), in favor of Digital Island, Inc., a Delaware corporation ("Lender").

1    Promise to Pay. For value received, Borrower promises to pay to the order
     --------------
     of Lender, at its principal offices at 45 Fremont Street, 12th Floor, San Francisco, California 94105, the principal sum of Four Hundred Fifty Thousand and No/100 Dollars ($450,000.00), upon the terms and conditions specified below.

2    Interest. Interest shall accrue on all outstanding amounts at a rate of
     --------
     eight percent (8%) per annum ("Loan Rate"), calculated on an actual day basis using a 360-day year.

3    Interest Only. From November 9, 2000 through November 9, 2002, interest
     -------------
     only shall be due and payable

4    Repayment of Principal. Commencing on November 9, 2002, and on the first
     ----------------------
     day of each calendar month thereafter until the Maturity Date (as defined below), Borrower shall pay to Lender at the address set forth in Section 1 above, monthly payments of principal and interest equal to Twelve Thousand Three Hundred Seventy-Five and No/100 Dollars ($12,375.00).

5    Maturity. The entire unpaid balance of the loan equal to Two Hundred
     --------
     Twenty-Five Thousand and No/100 Dollars ($225,000.00), shall be due and payable on November 9, 2004 ("Maturity Date").

6    Application of Payment. Payment shall be made in lawful tender of the
     ----------------------
     United States, without notice from Lender, and shall be applied first to any accrued and unpaid interest (if any) on this Note and the balance to principal. Prepayment of the principal may be made at any time without penalty.

7    Security. The proceeds of the loan evidenced by this Note shall be applied
     --------
     solely to the purchase of Borrower's principal residence at 58 Bret Harte Lane, County of San Raphael, State of California, as more particularly described on Exhibit A attached hereto (the "Property"). Payment of this Note shall be secured by that certain Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of November 8, 2000 (the "Deed of Trust"), encumbering such Property, a copy of which is attached hereto as Exhibit B. Borrower, however, shall remain personally liable for payment of this Note, and assets of Borrower, in addition to the collateral under the Deed of Trust, may be applied to the satisfaction of Borrower's obligations hereunder.

8    Events of Acceleration. The entire unpaid principal sum of this Note,
     ----------------------
     together with all accrued interest and related charges, shall become immediately due and payable upon one or more of the following events:

8.1 the failure of Borrower to make any regularly scheduled payment of principal or interest under this Note within three (3) business days following receipt of written notice that such payment was not made when due, or Borrower fails to make three (3) such regularly scheduled payments when due during any period of twelve (12) consecutive calendar months; or

8.2 the failure Borrower to make the final payment of principal on or before November 9, 2004 (i.e., there is no grace period); or

8.3 the sale, transfer, mortgage, assignment, encumbrance or lease, whether voluntarily or involuntarily or by operation of law or otherwise, of the Property covered by the Deed of Trust, or any portion thereof or interest therein, without the prior written consent of Lender, if Lender exercises its option to accelerate pursuant to Section 16 of this Note and Section
       6.2 of the Deed of Trust; or

8.4 the insolvency of Borrower, the commission of any act of bankruptcy by Borrower, the execution by Borrower of a general assignment for the benefit of creditors, the filing by or against Borrower of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the application or consent to the appointment of any receiver, trustee, custodian, conservator, liquidator or similar officer for it or any part of the Property, the appointment of a receiver or trustee to take possession of any property or assets of Borrower, or the attachment of or execution against any property or assets of Borrower; or

8.5 the occurrence of any event of default under the Deed of Trust securing this Note or any obligation secured thereby.

9    Other Remedies. All rights and remedies provided to the holder of this Note
     --------------
     are cumulative and shall be in addition to all other rights and remedies of the holder under other documents, at law or in equity, and all such rights and remedies may be exercised singly, successively and/or concurrently. Failure to exercise any right or remedy shall not be deemed a waiver of such right or remedy.

10   Collection. If Lender institutes any action or informal demand proceedings
     ----------
     to collect this Note, Borrower promises to pay all costs and expenses (including reasonable attorneys' fees and court costs) incurred in connection with such action and/or informal collection proceedings.

11   Waiver. No previous waiver and no failure or delay by Lender in acting with
     ------
     respect to the terms of this Note shall constitute a waiver of any breach, default, or failure of condition under this Note or the obligations secured thereby. A waiver of any term of this Note or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver.

               Borrower hereby waives presentment, demand for payment, notice of dishonor, default or delinquency, notice of acceleration, notice of protest and non-payment, notice of costs, expenses or losses and interest thereon, notice of interest on interest, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

12   Notices. All notices and other communications provided for in this Note
     -------
     shall be in writing and be delivered by messenger, overnight air courier or registered or certified U.S. Mail with return receipt requested to the appropriate party at its address as follows:

                                       2.

If to Borrower:                           Mr. Charles Picasso
                                          45 Fremont Street
                                          12th Floor
                                          San Francisco, California  94105


If to Lender:                             Digital Island, Inc.
                                          45 Fremont Street
                                          12th Floor
                                          San Francisco, California  94105
                                          Attention:       Mr. Addo Barrows


with a copy to                            Brobeck, Phleger & Harrison LLP
                                          550 South Hope Street
                                          Suite 2100
                                          Los Angeles, California 90071
                                          Attention:     Jerry Walsh, Esq.

               Addresses for notice may be changed from time to time by written notice to the other party. All communications shall be effective when actually received; provided, however, that nonreceipt of any communication as a result of a change of address of which the sending party was not notified or as a result of a refusal to accept delivery shall be deemed receipt of such communication.

13   Conflicting Agreements.  In the event of any inconsistencies between the
     ----------------------
terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

14   Governing Law.  This Note shall be construed in accordance with the laws of
     -------------
the State of California.

15   Due on Sale.  If all or any part of the Property or any interest in it is
     -----------
sold or transferred or if Borrower is divested of his title or any interest therein any matter or way, whether voluntarily or involuntarily, without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all indebtedness evidenced by this Note and secured by the Deed of Trust. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of Note. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future successive transactions.

               If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than thirty (30) days from the date the notice is delivered or mailed within which Borrower must pay all indebtedness evidenced by this Note and secured by the Deed of Trust. If Borrower fails to pay those sums prior to the expiration of this period, Lender may invoke any remedies permitted by the Deed of Trust without further notice or demand on Borrower.

16   Lawfulness of Interest Rate. In the event that, at any time, the Loan Rate
     ---------------------------
     under this Note exceeds the maximum interest rate permitted by law with respect to such indebtedness, the interest rate applicable to such indebtedness shall be the maximum rate permitted by law.

17   Severability. No provision of this Note that is held to be inoperative,
     ------------
     unenforceable or invalid shall affect the remaining provisions, and to this end, all provisions hereof are declared to be severable.

                     (Signature Page Follows Immediately)

                                       3.

IN WITNESS WHEREOF, the parties have executed this Note Secured By Deed of Trust as of the date first written above.

               "BORROWER":

               ----------------------------------
               Charles Picasso, an individual

                                       4.

                         EXHIBIT "A" TO DEED OF TRUST
                         ----------------------------


                           LEGAL DESCRIPTION OF LAND
                           -------------------------

All that certain real property situate in the City of San Rafael, County of Marin, State of California, described as follows:

PARCEL ONE:
----------

COMMENCING at the Southwesterly corner of Lot 20, as said lot is shown on that certain map entitled, "Bret Harte Heights Sub. No. 1", filed June 25, 1937 in Book 5 of Maps at Page 72, Marin County Records, running thence from the point of commencement along the Westerly line of said lot, North 17(degrees) 04' 55" East 83.00 feet, thence leaving said lot line South 72(degrees) 17' East 159.75 feet, thence South 7(degrees) 48' West 135.00 feet, thence South 21(degrees) 44' 20" East 20.56 feet to a point on the Northerly line of Bret Harte Lane, thence along a curve to the right with a radius of 285 feet, whose center bears North 22(degrees) 57' East through a central angle of 8(degrees) 02' 30" a distance of 40 feet, thence North 59(degrees) 00' 30" West 55.21 feet, thence on a curve to the right with a radius of 285 feet, whose center bears North 30(degrees) 59' 30" East through a central angle of 22(degrees) 42' 30" a distance of 112.96 feet to the point of commencement.

BEING a portion of Lot 20, maps above referred to.

PARCEL TWO:
----------

A NON-EXCLUSIVE EASEMENT for roadway and utilities over the following described parcel of land:

COMMENCING at a point on the Easterly line of the above described parcel distant on said line North 21(degrees) 44' 20" West 20.56 feet and North 7(degrees) 48' East 37.77 feet from the Southwesterly corner thereof; thence North 7(degrees) 48' East 27.00 feet, thence leaving said line South 40(degrees) 00' East 49.84 feet, thence South 17(degrees) 00' East 65.40 feet to a point on the Northerly line of Bret Harte Lane; thence along said lane North 73(degrees) 19' West 24.04 feet, thence leaving said land, North 17(degrees) 00' West 48.00 feet and North 40(degrees) 00' West 27.64 feet to the point of commencement.

PARCEL THREE:
------------

AN EXCLUSIVE EASEMENT for landscaping purpose described as follows:

BEGINNING at a point on the Southwesterly line of the parcel of land conveyed in the Deed from Patrick R. Hayes, et ux, to Benedict Viering, et ux, recorded April 30, 1975 in Book 2890 of Official Records, at Page 198, Marin County Records said portion being distant thereon South 72(degrees) 17' East 22.12 feet from the most Westerly corner thereof; thence from said point of beginning along said Southwesterly line South 72(degrees) 17' East 79.63 feet; thence leaving said Southwesterly line North 17[degrees] 43' East 2.45 feet; thence North 64(degrees) 22' 25" West 79.21 feet and South 22(degrees) 43' 11" West 13.40 feet to the point of beginning.

                                       5.

 STATE OF CALIFORNIA    )
                        ) SS.
COUNTY OF SAN FRANCISCO )

On __________________ ___, 2000, before me, ________________________, Notary
Public, personally appeared _________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature ___________________________(Seal)




STATE OF CALIFORNIA     )
                        ) SS.
COUNTY OF SAN FRANCISCO )

On _______________ ___, 2000, before me, ________________________, Notary
Public, personally appeared _________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature ______________________________(Seal)

                                       6.

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

DIGITAL ISLAND, INC.
45 Fremont Street
12th Floor
San Francisco, California  94105
Attention:  Mr. Addo Barrows
----------------------------------------------------------------------------------------------------------
                                                              (Space Above Line For Recorder's Use Only)


                DEED OF TRUST WITH ASSIGNMENT OF RENTS, SECURITY
                ------------------------------------------------
                          AGREEMENT AND FIXTURE FILING
                          ----------------------------

          THIS DEED OF TRUST WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING ("Deed of Trust"), dated as of November 22, 2000, is made by Charles A. Picasso and Isabelle M. Picasso (collectively, "Trustor"), whose address is 58 Bret Harte Lane, San Raphael, California 94901, in favor of First American Title Company ("Trustee"), whose address is 520 N. Central Avenue, Glendale, California 91203, for the benefit of Digital Island, Inc., a Delaware corporation ("Beneficiary"), whose address is 45 Fremont Street, 12th Floor, San Francisco, California 94105.

1    Grant in Trust. For valuable consideration, Trustor irrevocably grants,
     --------------
     transfers and assigns to Trustee, in trust, with power of sale, for the benefit of Beneficiary, the "Property", which shall include the following:

1.1 the land located in the County of Marin, California, as described in Exhibit "A" attached to this Deed of Trust and incorporated in this Deed of Trust by reference (the "Land"), which has an address of 58 Bret Harte Lane, County of Marin, State of California.

1.2 all improvements now or hereafter erected on the Land, and all easements, appurtenances and fixtures now or hereafter a part of the Land. All replacements and instruments shall also be covered by this Deed of Trust.

2    Security Agreement. Insofar as the Property consists of personal property
     ------------------
     or goods (as that term is defined in Division 9 of the California Uniform Commercial Code) that are to become fixtures (as that term is defined in Division 9 of the California Uniform Commercial Code) related to the Land, this Deed of Trust shall also be construed as a security agreement under the California Uniform Commercial Code. Trustor hereby acknowledges that all rents and proceeds derived from the Property are also covered by the security agreement and financing statement created by this Section 2.

2.1    Fixture Filing. To the extent this Deed of Trust is construed as a
       --------------
       security agreement with respect to (i) any and all fixtures included within the term Property and/or (ii) any goods that may now be or hereafter become fixtures, this Deed of Trust also constitutes a "fixture filing" under the California

                                       7.

       Uniform Commercial Code, executed by Trustor, as debtor, in favor of Beneficiary, as secured party, and filed and recorded in the Official Records of the County Recorder of the County in which the Real Property is located.

3    Assignment of Rents. Trustor irrevocably grants, transfers and assigns to
     -------------------
     Beneficiary, during the continuance of this Deed of Trust, all of Trustor's right, title and interest in and to all leases and rental agreements of all or any portion of the Property and all the rents, issues, income, revenues, royalties, profits and any other cash proceeds now or in the future payable with respect to or otherwise derived from the Property or the ownership, use, management, operation, leasing or occupancy of the Property, including those past due and unpaid (collectively, the "Rents"). Notwithstanding such assignment, so long as no Event of Default has occurred, Trustor shall have the right to collect, receive, hold and dispose of the Rents as the same become due and payable, provided that unless Beneficiary otherwise consents in writing: (a) any such Rents paid more than thirty (30) days in advance of the date when due shall be delivered to Beneficiary and held by Beneficiary, to be released and applied on the date when due (or, if an Event of Default has occurred, at such other time or times and in such manner as Beneficiary may determine), and (b) if an Event of Default has occurred, Trustor's right to collect and receive the Rents shall cease and Beneficiary shall have the sole right, with or without taking possession of the Property, to collect all Rents, including those past due and unpaid. Any such collection of Rents by Beneficiary shall not cure or waive any Event of Default or notice of default, or invalidate any act done pursuant to such notice. Failure or discontinuance of Beneficiary at any time, or from time to time, to collect the Rents shall not in any manner affect the subsequent enforcement by Beneficiary of the right to collect the same. Nothing contained in this Deed of Trust, nor the exercise of the right by Beneficiary to collect the Rents, shall be deemed to make Beneficiary a "mortgagee in possession" or shall be, or be construed to be, an affirmation by Beneficiary of, or an assumption of liability by Beneficiary under, or a subordination of the lien of this Deed of Trust to, any tenancy, lease or option.

4    Obligations Secured. This Deed of Trust is given for the purpose of
     -------------------
     securing payment and performance of the following, and in each case as such indebtedness and other obligations may from time to time be supplemented, modified, amended, renewed and extended, whether evidenced by new or additional documents or resulting in a change in the interest rate on any indebtedness or otherwise (the "Secured Obligations"):

4.1    Promissory Note. The Secured Obligations shall include the indebtedness
       ---------------
       evidenced by that certain promissory note of even date herewith (the "First Note"), in the original face principal amount of $450,000.00 executed by Trustor in favor of Beneficiary.

4.2    Promissory Note. The Secured Obligations shall include the indebtedness
       ---------------
       evidenced by that certain promissory note of even date herewith (the "Second Note"), in the original face principal amount of $150,000.00 executed by Trustor in favor of Beneficiary. The First Note and the Second Note are collectively referred to in this Deed of Trust as the "Note".

4.3    Other Obligations. The Secured Obligations shall include all present and
       -----------------
       future obligations of Trustor under this Deed of Trust, and all additional present and future obligations of Trustor to Beneficiary under any other agreement or instrument (whether existing now or in the future), including all modifications, renewals, supplements and amendments to the Deed of Trust.

4.4    Reimbursements. The Secured Obligations shall include reimbursement of
       --------------
       all amounts advanced by or on behalf of Beneficiary to protect Beneficiary's interests under this Deed of Trust.

5    Trustor's Covenants. To protect the security of this Deed of Trust, Trustor
     -------------------
     agrees as follows:

5.1    Payment and Performance of Secured Obligations. Trustor shall pay and
       ----------------------------------------------
       perform all Secured Obligations in accordance with the respective terms of such Secured Obligations, whether evidenced by or arising under this Deed of Trust or otherwise.

                                       8.

5.2  Occupancy.  Trustor shall occupy, establish and use the Property as
     ---------
     Borrower's principal residence within sixty (60) days after the execution of this Deed of Trust and shall continue to occupy the Property as Trustor's principal residence for at least one year after the date of occupancy.

5.3  Maintenance of Property.  Unless Beneficiary otherwise agrees in writing,
     -----------------------
     which consent shall not be unreasonably withheld, or unless extenuating circumstances exist which are beyond Trustor's control, Trustor shall not destroy, damage or impair the Property, allow the Property to deteriorate or commit waste on the Property.

5.4  Charges; Liens.  Trustor shall pay all taxes, assessments, charges, fines
     --------------
     and impositions attributable to the Property which may attain priority over this Deed of Trust, and leasehold payments or ground rents, if any. Trustor shall pay these obligations on time directly to the person owed payment. Trustor shall promptly discharge any lien which has priority over this Deed of Trust unless Trustor: (a) agrees in writing to the payment of the obligation secured by the lien in a manner acceptable to Beneficiary; (b) contests in good faith the lien by, or defends against enforcement of the lien in, legal proceedings which in the Beneficiary's opinion operate to prevent the enforcement of the lien; or (c) secures from the holder of the lien an agreement satisfactory to Beneficiary subordinating the lien to this Deed of Trust. If Beneficiary determines that any part of the Property is subject to a lien which may attain priority over this Deed of Trust, Beneficiary may give Trustor a notice identifying the lien. Trustor shall satisfy the lien or take one or more of the actions set forth above within ten (10) days of the giving of notice.

5.5  Claims. Trustor shall appear in and defend any claim or any action or other
     ------
     proceeding purporting to affect title or other interests relating to any part of the Property, the security of this Deed of Trust or the rights or powers of Beneficiary or Trustee, and give Beneficiary prompt written notice of any such claim, action or proceeding. Beneficiary and Trustee may, at the expense of Trustor, appear in and defend any such claim, action or proceeding and any claim, action or other proceeding asserted or brought against Beneficiary or Trustee in connection with or relating to any part of the Property or this Deed of Trust.

5.6  Protection of Beneficiary's Rights in the Property.  If Trustor fails to
     --------------------------------------------------
     perform the covenants and agreements contained in this Deed of Trust, or there is a legal proceeding that may significantly affect Beneficiary's rights in the Property (such as a proceeding in bankruptcy, probate, for condemnation or forfeiture or to enforce laws or regulations), then Beneficiary may do and pay for whatever is necessary to protect the value of the Property and Beneficiary's rights in the Property. Beneficiary's actions may include paying any sums secured by a lien which has priority over this Deed of Trust, appearing in court, paying reasonable attorneys' fees and entering on the Property to make repairs. Although Beneficiary may take action under this Section 3.5, Beneficiary does not have to do so. Any amounts disbursed by Beneficiary under this Section 3.5 shall become additional debt of Trustor secured by this Deed of Trust. Unless Trustor and Beneficiary agree to other terms or payment. these amounts shall bear interest from the date of disbursement at the Note rate and shall be payable, with interest, upon notice from Beneficiary to Trustor requesting payment.

5.7  Condemnation.  The proceeds of any award or claim for damages, direct or
     ------------
     consequential, in connection with any condemnation or other taking of any part of the Property, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Beneficiary. In the event of a total taking of the Property, the proceeds shall be applied to the sums secured by this Deed of Trust, whether or not then due, with any excess paid to Trustor. In the event of a partial taking of the Property in which the fair market value of the Property immediately before the taking is equal to or greater than the amount of the sums secured by this Deed of Trust immediately before the taking, unless Trustor and Beneficiary otherwise agree in writing, the sums secured by this Deed of Trust shall be reduced by the amount of the proceeds multiplied by the following fraction: (a) the total amount of the sums secured immediately before the taking, divided by (b) the fair market value of the Property immediately before the taking. Any balance shall be paid to Trustor. In the event of a partial taking of the Property on which the fair market value of the Property immediately before the taking is less than the amount of the sums secured immediately before the taking, unless Trustor and Beneficiary otherwise agree in writing or unless applicable law otherwise provides, the proceeds shall be applied to the sums secured by this Deed of Trust whether or not the sums are then due. If the Property is abandoned by Trustor, or if, after notice by Beneficiary to Trustor that the condemnor offers to make an award or settle a claim for damages, Trustor fails to respond to Beneficiary within thirty (30) days after the date the notice is given, Beneficiary is authorized to collect and apply the proceeds, at its option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust, whether or not then due. Unless Beneficiary and Trustor otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the payments of principal or interest under the Note or change the amount of such payments.

5.8  Hazardous Substances.  Trustor shall not cause or permit the presence, use,
     --------------------
     disposal, storage, or release of any Hazardous Substances (as defined below) on or in the Property. Trustor shall not do, nor allow anyone else to do, anything affecting the Property that is in violation of any Environmental Law (as defined below). The preceding two sentences shall not apply to the presence, use, or storage on the Property of small quantities of Hazardous Substances that are generally recognized to be appropriate to normal residential uses and to maintenance of the Property. Trustor shall promptly give Beneficiary written notice of any investigation. claim, demand, lawsuit or other action by any governmental or regulatory agency or private party, involving the Property and any Hazardous Substance or Environmental Law of which Trustor has actual knowledge. If Trustor learns, or is notified by any governmental or regulatory authority, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary, Trustor shall promptly take all necessary remedial actions in accordance with Environmental Law. As used in this Section 5.8, "Hazardous Substances" are those substances defined as toxic or hazardous substances by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials. As used in this Section 5.8, "Environmental Law" means federal laws and laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection.

6   Default.
    -------

6.1  Events of Default.  For all purposes in this Deed of Trust, the term "Event
     -----------------
     of Default" or "default" shall mean:

(a) The failure to perform any of the Secured Obligations by Trustor; trust is not cured following thirty (30) days written notice from Beneficiary;

(b) (i) Trustor's filing of a petition for relief under the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101-1330), as amended, supplemental or recodified ("Bankruptcy Act"), or under any other present or future state or federal law regarding bankruptcy, reorganization or other relief to debtors (collectively "Debtor Relief Law"); (ii) Trustor's filing of any pleading in any involuntary proceeding under the Bankruptcy Act or other Debtor Relief Law which admits the jurisdiction of the court over Trustor, the Property or the petition's material allegations regarding Trustor's insolvency; (iii) Trustor's making a general assignment for the benefit of creditors; and (iv) Trustor's applying for, or the appointment of, a receiver, trustee, custodian or liquidator of Trustor or any of its property;

(c) Trustor's failure to effect a full dismissal of any involuntary petition under the Bankruptcy Act or any other Debtor Relief Law which is filed against Trustor or in any way restrains or limits Trustor or Beneficiary regarding the Secured Obligations or the Property, prior to the earlier of the entry of any order granting the relief sought in the involuntary petition or forty-five (45) days after the filing of the petition;

(d) The failure for any reason of this Deed of Trust to remain at all times a valid first lien upon the Property, unless Beneficiary consents in writing to the subordination of this Deed of Trust;

(e) The sale, transfer, assignment, conveyance, mortgage or hypothecation of all or any portion or interest in the Property without obtaining the prior written consent of Beneficiary; and

(f) Notwithstanding Sections 6.1(d) and (e) above, Trustor shall not be in default unless Trustor fails to cure a breach within fifteen (15) business days after receipt of written notice from Trustee or Beneficiary of such breach, and if any other provision of this Deed of Trust or any provision of any of the other Secured Obligations shall provide for a greater period of time within which to cure any event or condition, then an Event of Default shall not be deemed to have occurred unless Trustor shall fail to cure such event or condition within such specified greater period of time.

6.2  Remedies.  Upon the occurrence of any Event of Default Trustor shall then
     --------
     be in default under this Deed of Trust, and upon acceleration of the maturity of any Secured Obligations, all Secured Obligations shall immediately become due and payable without further notice to Trustor, and Beneficiary may, without notice to or demand upon Trustor, which are expressly waived by Trustor (except for notices or demands otherwise required by applicable laws to the extent not effectively waived by Trustor and any notices or demands specified below), and without releasing Trustor from any of its obligations, either directly or through an agent or court-appointed receiver, and without regard to the adequacy of any security for the Secured Obligations, exercise any one or more of the following remedies, as Beneficiary may determine:

(a) enter, take possession of, protect, preserve and maintain, and exercise any other rights of an owner of, the Property, all without payment of rent or other compensation to Trustor;

(b) enter into such contracts and take such other action as Beneficiary deems appropriate to complete all or any part of the Property including but not limited to any construction of Improvements on the Land, subject to such modifications and other changes in any plan of development as Beneficiary may deem appropriate;

(c) make, cancel, enforce or modify sale or lease agreements, sale prices, lease rates;

(d) take any such other action as Beneficiary deems appropriate to protect the security of this Deed of Trust; and

(e) Notwithstanding Sections 6.2(a) through (c), neither Beneficiary nor Trustee shall be under any obligation to preserve, maintain or protect the Property or any of Trustor's rights or interests in the Property, or make or give any presentments, demands for performance, protests, notices of nonperformance, protest or dishonor or other notices of any kind in connection with any rights, or take any other action with respect to any other matters relating to the Property. Beneficiary and Trustee do not assume and shall have no liability for, and shall not be obligated to perform, any of Trustor's obligations with respect to any rights or any other matters relating to the Property, and nothing contained in this Deed of Trust shall release Trustor from any such obligations.

6.3  Power of Sale; Judicial Foreclosure Remedy.  Upon the occurrence of any
     ------------------------------------------
     Event of Default, Beneficiary may, in its sole and absolute discretion, elect to foreclose upon all or any portion of the Property through power of sale foreclosure proceedings and/or judicial foreclosure proceedings.

(a)   Power of Sale Foreclosure.  Subsequent to an Event of Default, Beneficiary
      -------------------------
      may execute and deliver to Trustee written declaration of default and demand for sale and written notice of default and of election to cause all or any part of the Property to be sold, which notice Trustee shall cause to be filed for record; and after the lapse of such time as may then be required by law following the recordation of such notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell such Property at the time and

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

      place fixed by Trustee in such notice of sale, either as a whole or in separate parcels and in such order as Beneficiary may direct (Trustor waiving any right to direct the order of sale), at public auction to the highest bidder for cash in lawful money of the United States (or cash equivalents acceptable to Trustee to the extent permitted by applicable law), payable at the time of sale. Trustee may postpone the sale of all or any part of the Property by public announcement at such time and place of sale, and from time to time after any such postponement may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale its deed conveying the property so sold, but without any covenant or warranty, express or implied, and the recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any such sale shall be free and clear of any interest of Trustor and any purchase agreement, encumbrance or other matter affecting the property sold which is subject or subordinate to this Deed of Trust, unless Beneficiary consents to otherwise in writing. Any person, including Trustee or Beneficiary, may purchase at such sale. Any bid by Beneficiary may be, in whole or in part, in the form of cancellation of all or any part of the Secured Obligations as a credit bid (the "Credit Bid").

(b)   Judicial Foreclosure.  Whether or not proceedings have commenced by the
      --------------------
      exercise of power of sale foreclosure, assuming the breach(es) or default(s) are incurred and continuing, then Beneficiary, in lieu of proceeding with the power of sale, may declare the entire amount or any portion, of the Secured Obligations remaining unpaid immediately due and payable without notice, and proceed by suit or suits in equity or at law to foreclose all or any part of the Property. Beneficiary may waive appraisement of the Property at or prior to the time judgment is rendered in the judicial foreclosure. Any such sale shall be free and clear of any interest of Trustor and any purchase agreement, encumbrance or other matter affecting the property sold which is subject or subordinate to this Deed of Trust, unless Beneficiary consents to otherwise in writing. Any person, including Trustee or Beneficiary, may purchase at such sale. Any bid by Beneficiary may be, in whole or in part, in the form of a Credit Bid.

6.4  Other Remedies.  Beneficiary may proceed to protect, exercise and enforce
     --------------
     any and all other Remedies provided under the Secured Obligations or by applicable laws. Each of the remedies provided in this Deed of Trust is cumulative and not exclusive of, and shall not prejudice, any other remedy provided in this Deed of Trust, the Secured Obligations or pursuant to all applicable laws. Each remedy may be exercised from time to time as often as deemed necessary by Trustee and Beneficiary, and in such order and manner as Beneficiary may determine. This Deed of Trust is independent of any other security for the Secured Obligations, and upon the occurrence of an Event of Default, Trustee or Beneficiary may proceed in the enforcement of this Deed of Trust independently of any other remedy that Trustee or Beneficiary may at any time hold with respect to the Property or the Secured Obligations or any other security. Trustor, for itself and for any other person claiming by or through Trustor, waives, to the fullest extent permitted by applicable laws, all rights to require a marshalling of assets by Trustee or Beneficiary or to require Trustee or Beneficiary to first resort to any particular portion of the Property or any other security (whether such portion shall have been retained or conveyed by Trustor) before resorting to any other portion, and all rights of redemption, stay and appraisal.

6.5  Application of Sums.  Unless otherwise specified in this Deed of Trust or
     -------------------
     the Secured Obligations, all sums received by Beneficiary under this Deed of Trust, shall be applied to: (i) all costs and expenses incurred by Beneficiary, Trustee or any receiver under this Deed of Trust, including, without limitation, attorneys' fees; and (ii) the remainder, in payment of the Secured Obligations in such order and manner as Beneficiary shall determine in its sole discretion; provided, however, that Beneficiary shall have no liability for funds not actually received by Beneficiary.

6.6  Costs, Fees and Expenses.  Trustor shall pay, on demand, all costs, fees,
     ------------------------
     expenses, advances, charges, losses and liabilities of Trustee and Beneficiary under or in connection with this Deed of Trust or the enforcement of, or the exercise of any remedy or any other action taken by Trustee or Beneficiary under, this Deed of Trust or the collection of the Secured Obligations, in each case

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

          including but not limited to: (a) reconveyance (upon Trustor's request) and foreclosure fees of Trustee; (b) costs and expenses of Beneficiary or Trustee or any receiver appointed under this Deed of Trust in connection with the operation, maintenance, management, protection, preservation, collection, sale or other liquidation of the Property or foreclosure of this Deed of Trust; (c) advances made by Beneficiary to complete or partially construct all or any part of the improvements or any other construction on the Land or otherwise to protect the security of this Deed of Trust; (d) cost of evidence of title; and (e) the reasonable fees and expenses of Trustee's and Beneficiary's legal counsel and other out-of-pocket expenses, and the reasonable charges of Beneficiary's internal legal counsel; together with interest on all such amounts until paid (i) at the highest rate of interest allowed by law in the case of any such interest payable to Beneficiary, and (ii) at the rate of interest provided by law in the case of any such interest payable to Trustee.

     6.7  Late Payments.  By accepting payment or performance of any part of the
          -------------
          Secured Obligations after its due date, Beneficiary does not waive its right either to require prompt payment or performance when due of all other Secured Obligations or to declare a default for failure to so pay.

     6.8  Action by Trustee.  At any time and from time to time upon written
          -----------------
          request of Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any person for payment of the Secured Obligations or the security of this Deed of Trust for the full amount of the Secured Obligations on all property remaining subject to this Deed of Trust, Trustee may, without notice and without liability for such action, and notwithstanding the absence of any payment on the Secured Obligations or any other consideration: (a) reconvey all or any part of the Property; (b) consent to the making and recording, or either, of any map or plat of the Land; (c) join in granting any easement affecting the Land; or (d) join in or consent to any extension agreement or any agreement subordinating the lien of this Deed of Trust. Trustee is not obligated to notify Trustor or Beneficiary of any pending sale under any other deed of trust or of any action or other proceeding in which Trustor, Beneficiary or Trustee is a party unless brought by Trustee.

     7   Reconveyance. Upon Beneficiary's written request and surrender of
         ------------
         this Deed of Trust to Trustee for modification, cancellation or endorsement, Trustee shall reconvey, without warranty, all or any part of the Property then subject to this Deed of Trust that Beneficiary so instructs. Any reconveyance, whether full or partial, may be made in terms to "the person or persons legally entitled thereto," and the recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Beneficiary shall not be required to cause the entire Property to be released from this Deed of Trust until final payment and performance in full of all Secured Obligations.

     8   Miscellaneous.
         -------------

     8.1  Successors and Assigns. This Deed of Trust applies to and shall be
          ----------------------
          binding on and inure to the benefit of all parties to this Deed of Trust and their respective successors and assigns.

     8.2  Acceptance.  Notice of acceptance of this Deed of Trust by Beneficiary
          ----------
          or Trustee is waived by Trustor. Trustee accepts this Deed of Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

     8.3  Beneficiary's Statements.  For any statement regarding the Secured
          ------------------------
          Obligations, Beneficiary may charge the maximum amount permitted by law at the time of the request for such statement.

     8.4  Governing Law.  This Deed of Trust shall be governed by, and
          -------------
          construed and enforced in accordance with, the laws of the State of California.

     8.5  Severability.  In the event that any provision or clause of Deed of
          ------------
          Trust conflicts with applicable law, such conflict shall not affect other provisions of this Deed of Trust which can be given effect without the conflicting provision. To this end the provisions of this Deed of Trust are declared to be severable.

8.6   Request for Notice.  Trustor requests that a copy of any notice of default
      ------------------
      and a copy of any notice of sale be mailed to Trustor at Trustor's address as first set forth above.

8.7   Attorneys' Fees.  Should either party commence an action of any kind
      ---------------
      whatsoever against the other to enforce any obligation under this Deed of Trust, the prevailing party shall be entitled to recover its costs and reasonable attorneys' fees (including disbursements) from the other, whether or not such action is pursued to judgment.

8.8   Substitution of Trustee.  Beneficiary may from time to time, by instrument
      -----------------------
      in writing, substitute a successor or successors to any Trustee named in or acting under this Deed of Trust, which instrument, when executed by Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where the Land is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees who shall, without conveyance from the predecessor Trustee, succeed to all of its title, estate, rights, powers and duties. Such instrument shall contain the name of the original Trustor, Trustee and Beneficiary, the book and page where this Deed of Trust is recorded (or the date of recording and instrument number) and the name and address of the new Trustee.

                     (Signature Page Follows Immediately)

          IN WITNESS WHEREOF, Trustor hereby executes this Deed of Trust as of the date first set forth above.

                                    "TRUSTOR":

                                    _______________________________________
                                    Charles A. Picasso

                                    _______________________________________
                                    Isabelle M. Picasso

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